                                                             -1-
                                                            BY-LAWS
                                                              OF
                                            OPPENHEIMER MULTI-SECTOR INCOME TRUST
                                             As amended through December 14, 2000

                                                          ARTICLE I

                                                         Definitions
                                                         -----------

         The terms "Commission",  "Declaration",  "Distributor",  "Investment  Adviser",  "Majority  Shareholder Vote", "1940
                    ----------     -----------     -----------     -------------------     --------------------------    -----
Act", "Shareholder",  "Shares",  Transfer Agent", "Trust", "Trust Property", and "Trustees" have the respective meanings given
       -----------     ------    --------------    -----    --------------        --------
them in the  Declaration  of Trust of OPPENHEIMER  MULTI-SECTOR  INCOME TRUST dated February 22, 1988, as amended from time to time.

                                                          ARTICLE II

                                                           Offices
                                                           -------

         SECTION 2.1. Principal  Office.  Until  changed  by  the  Trustees,   the  principal  office  of  the  Trust  in  the
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Commonwealth of Massachusetts shall be in the City of Boston, County of Suffolk.

         SECTION 2.2.      Other  Offices.  In addition to its principal  office in the  Commonwealth  of  Massachusetts,  the
                           --------------
Trust may have an office or offices in the City of New York,  State of New York,  and at such other places  within and without the Commonwealth as the Trustees may from time to time designate or the business of the Trust may require.

                                                         ARTICLE III

                                                    Shareholders' Meetings
                                                    ----------------------

         SECTION 3.1. Place of  Meetings.  Meetings  of  Shareholders  shall be held at such  place,  within  or  without  the
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Commonwealth of Massachusetts, as may be designated from time to time by the Trustees.

         SECTION 3.2. Annual  Meetings.  An annual meeting of  Shareholders,  at which the  Shareholders  shall elect Trustees
                      ----------------
and transact  such other  business as may properly  come before the meeting,  shall be held each year on such date and at such time as shall be fixed by the Board of Trustees.

         SECTION 3.3. Special  Meetings.  Special  meetings of  Shareholders of the Trust shall be held whenever called by the
                      -----------------
Board of Trustees or the  President  of the Trust.  Special  meetings of  Shareholders  shall also be called by the  Secretary upon the written  request of the holders of Shares entitled to vote not less than  twenty-five  percent (25%) of all the votes entitled to be cast at such  meeting.  Such  request  shall  state the  purpose or  purposes  of such  meeting and the matters proposed to be acted on thereat.  The Secretary shall inform such  Shareholders of the reasonable  estimated cost of preparing and  mailing  such notice of the  meeting,  and,  upon  payment to the Trust of such costs,  the  Secretary  shall give notice stating the purpose or purposes of the meeting to all  entitled to vote at such  meeting.  No special  meeting  need be called upon the  request of the  holders of Shares  entitled  to cast less than a majority  of all votes  entitled to be cast at such meeting,  to  consider  any  matter  which  is  substantially  the same as a  matter  voted  upon at any  special  meeting  of
Shareholders held during the preceding twelve months.

         SECTION 3.4. Notice of Meetings.  Written or printed notice of every  Shareholders'  meeting stating the place, date,
                      ------------------
and  purpose or  purposes  thereof,  shall be given by the  Secretary  not less than ten (10) nor more than  ninety  (90) days before such  meeting to each  Shareholder  entitled  to vote at such  meeting.  Such  notice  shall be deemed to be given when deposited  in the United  States  mail,  postage  prepaid,  directed  to the  Shareholder  at his address as it appears on the records of the Trust.  In lieu  thereof,  such notice  also may be  delivered  by such other  means,  for  example  electronic delivery, to the extent consistent with applicable laws.

         SECTION 3.5. Quorum and  Adjournment  of Meetings.  Except as  otherwise  provided by law, by the  Declaration  or by
                      ------------------------------------
these By-Laws,  at all meetings of  Shareholders  the holders of a majority of the Shares issued and  outstanding and entitled to vote  thereat,  present  in person or  represented  by proxy,  shall be  requisite  and shall  constitute  a quorum for the transaction of business.  In the absence of a quorum,  the  Shareholders  present or represented by proxy and entitled to vote thereat  shall have power to adjourn the meeting from time to time.  Any  adjourned  meeting may be held as adjourned  without further  notice.  At any  adjourned  meeting at which a quorum  shall be present,  any business  may be  transacted  as if the meeting had been held as originally called.

         If a quorum is present but sufficient  votes in favor of one or more  proposals  have not been  received,  any of the persons  named as proxies or  attorneys-in-fact  may propose and  approve  one or more  adjournments  of the meeting to permit further  solicitation of proxies with respect to any proposal.  All such  adjournments  will require the affirmative vote of a majority  of the  shares  present  in person or by proxy at the  session of the  meeting  to be  adjourned.  Prior to any such adjournment, any lawful business may be transacted.

         SECTION 3.6.      Voting Rights,  Proxies. At each meeting of Shareholders,  each holder of record of Shares entitled
                           -----------------------
to vote thereat shall be entitled to one vote in person or by proxy  Proxies may be given by or on behalf of a Shareholder  in writing or by electronic  means,  including by  telephone,  facsimile or via the  Internet.  At all meetings of  Shareholders, unless the voting is  conducted by  inspectors,  all  questions  relating to the  qualification  of voters and the validity of proxies and the  acceptance  or rejection  of votes shall be decided by the chairman of the meeting.  Pursuant to a resolution of a majority of the Trustees, proxies may be solicited in the name of one or more Trustees or Officers of the Trust.

         SECTION 3.7. Vote Required.  Except as otherwise  provided by law, by the  Declaration of Trust, or by these By-Laws,
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at each meeting of Shareholders at which a quorum is present, all matters shall be decided by Majority Shareholder Vote.

         SECTION 3.8. Inspectors  of  Election.  In  advance  of  any  meeting  of  Shareholders,  the  Trustees  may  appoint
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Inspectors  of Election to act at the meeting or any  adjournment  thereof.  If  Inspectors  of Election are not so appointed, the  chairman  of any  meeting  of  Shareholders  may,  and on the  request of any  Shareholder  or his proxy  shall,  appoint
Inspectors  of Election of the  meeting.  In case any person  appointed  as  Inspector  fails to appear or fails or refuses to act,  the vacancy may be filled by  appointment  made by the  Trustees  in advance of the  convening  of the meeting or at the meeting by the person acting as chairman.  The Inspectors of Election shall  determine the number of Shares  outstanding,  the
Shares  represented  at the  meeting,  the  existence of a quorum,  the  authenticity,  validity and effect of proxies,  shall receive  votes,  ballots or consents,  shall hear and determine all  challenges and questions in any way arising in connection with the right to vote, shall count and tabulate all votes or consents,  determine the results,  and do such other acts as may be proper to conduct the election or vote with  fairness to all  Shareholders.  On request of the chairman of the meeting,  or of any  Shareholder  or his proxy,  the  Inspectors of Election shall make a report in writing of any challenge or question or matter determined by them and shall execute a certificate of any facts found by them.

         SECTION 3.9. Inspection  of Books and Records.  Shareholders  shall have such rights and  procedures of inspection of
                      --------------------------------
the books and records of the Trust as are granted to Shareholders  under the  Corporations  and  Associations Law of the State of Massachusetts.

         SECTION 3.10.Action by Shareholders  Without  Meeting.  Except as otherwise  provided by law, the provisions of these
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By-Laws  relating to notices and meetings to the  contrary  notwithstanding,  any action  required or permitted to be taken at any  meeting of  Shareholders  may be taken  without a meeting if a majority  of the  Shareholders  entitled  to vote upon the action  consent to the action in writing and such  consents  are filed with the records of the Trust.  Such  consent  shall be treated for all purposes as a vote taken at a meeting of Shareholders.

                                                          ARTICLE IV

                                                           Trustees
                                                           --------

         SECTION 4.1. Meetings  of the  Trustees.  The  Trustees  may in their  discretion  provide  for  regular  or  special
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meetings of the  Trustees.  Regular  meetings of the Trustees may be held at such time and place as shall be  determined  from time to time by the  Trustees  without  further  notice.  Special  meetings of the  Trustees  may be called at any time by the
President and shall be called by the President or the Secretary upon the written request of any two (2) Trustees.

         SECTION 4.2. Notice of Special  Meetings.  Written  notice of special  meetings of the  Trustees,  stating the place,
                      ---------------------------
date and time  thereof,  shall be given not less  than two (2) days  before  such  meeting  to each  Trustee,  personally,  by telegram,  by mail,  or by leaving such notice at his place of residence  or usual place of business.  If mailed,  such notice shall be deemed to be given when  deposited  in the United  States  mail,  postage  prepaid,  directed  to the  Trustee at his address as it appears on the  records of the  Trust.  Subject to the  provisions  of the 1940 Act,  notice or waiver of notice need not specify the purpose of any special meeting.

         SECTION 4.3. Telephone  Meetings.  Except as may otherwise be required by law, any Trustee,  or any member or members
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of any committee  designated by the Trustees,  may  participate in a meeting of the Trustees,  or any such  committee,  as the case may be, by means of a  conference  telephone or similar  communications  equipment  if all persons  participating  in the meeting  can hear each other at the same time.  Participation  in a meeting by these means  constitutes  presence in person at the meeting.

         SECTION 4.4. Quorum,  Voting and  Adjournment  of  Meetings.  At all  meetings  of the  Trustees,  a majority  of the
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Trustees  shall be requisite to and shall  constitute a quorum for the  transaction of business.  If a quorum is present,  the affirmative vote of a majority of the Trustees  present shall be the act of the Trustees,  unless the concurrence of a greater proportion  is  expressly  required  for such  action by law,  the  Declaration  or these  By-Laws.  If at any  meeting of the
Trustees  there be less than a quorum  present,  the  Trustees  present  thereat may  adjourn  the meeting  from time to time, without notice other than announcement at the meeting, until a quorum shall have been obtained.

         SECTION 4.5. Action by Trustees  Without  Meeting.  The provisions of these By-Laws  covering notices and meetings to
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the contrary  notwithstanding,  and except as required by law, any action  required or permitted to be taken at any meeting of the Trustees  may be taken  without a meeting if a consent in writing  setting  forth the action shall be signed by all of the
Trustees entitled to vote upon the action and such written consent is filed with the minutes of proceedings of the Trustees.

         SECTION 4.6. Expenses and Fees.  Each Trustee may be allowed  expenses,  if any,  for  attendance  at each regular or
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special  meeting  of the  Trustees,  and each  Trustee  who is not an officer or  employee  of the Trust or of its  investment manager or underwriter or of any corporate  affiliate of any of said persons shall receive for services  rendered as a Trustee of the Trust such  compensation as may be fixed by the Trustees.  Nothing herein  contained shall be construed to preclude any
Trustee from serving the Trust in any other capacity and receiving compensation therefor.

         SECTION 4.7. Execution of Instruments and Documents and Signing of Checks and Other  Obligations  and Transfers.  All
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instruments,  documents  and other  papers  shall be executed  in the name and on behalf of the Trust and all  checks,  notes, drafts and other  obligations for the payment of money by the Trust shall be signed,  and all transfer of securities  standing in the name of the Trust shall be  executed,  by the  President,  any Vice  President  or the  Treasurer or by any one or more officers or agents of the Trust as shall be designated for that purpose by vote of the Trustees.

         SECTION 4.8. Indemnification of Trustees, Officers, Employees and Agents.
                      -----------------------------------------------------------

                               (a)      As used in this  Declaration of Trust the following  terms shall have the meanings set forth below:
                               (i)      the term  "indemnitee"  shall mean any present or former Trustee,  officer or employee of the  Trust,  any  present  or former  Trustee,  partner,  Director  or  officer  of  another  trust,  partnership, corporation  or  association  whose  securities  are or were  owned by the  Trust or of which  the  Trust is or was a creditor  and who  served  or serves  in such  capacity  at the  request  of the  Trust,  and the  heirs,  executors, administrators,  successors  and assigns of any of the  foregoing;  however,  whenever  conduct by an  indemnitee  is referred  to,  the  conduct  shall  be that of the  original  indemnitee  rather  than  that of the  heir,  executor, administrator, successor or assignee;
                               (ii)     the term "covered proceeding" shall mean any threatened,  pending or completed action, suit or proceeding,  whether civil,  criminal,  administrative or  investigative,  to which an indemnitee is or was a party or is  threatened  to be made a party by reason of the fact or facts under which he or it is an  indemnitee  as defined above;
                               (iii)    the term  "disabling  conduct"  shall  mean  willful  misfeasance,  bad  faith,  gross negligence or reckless disregard of the duties involved in the conduct of the office in question;
                               (iv)     the  term  "covered  expenses"  shall  mean  expenses  (including   attorney's  fees),
         judgments,  fines and amounts paid in  settlement  actually and  reasonably  incurred by an  indemnitee in connection with a covered proceeding; and
                               (v)      the term  "adjudication of liability" shall mean, as to any covered  proceeding and as to any indemnitee, an adverse determination as to the indemnitee whether by judgment,  order, settlement,  conviction or upon a plea of nolo contendere or its equivalent.
                               (b)      The Trust shall not indemnify any indemnitee  for any covered  expenses in any covered proceeding if there has been an adjudication of liability  against such indemnitee  expressly based on a finding of a disabling conduct.
                               (c)      Except as set forth in paragraph (b) above,  the Trust shall  indemnify any indemnitee for covered  expenses in any covered  proceeding,  whether or not there is an  adjudication  of  liability as to such indemnitee,  such  indemnification  by the  Trust to be to the  fullest  extent  now or  hereafter  permitted  by any applicable  law unless the By-Laws limit or restrict the  indemnification  to which any  indemnitee  may be entitled.
         The Board of Trustees may adopt By-Law provisions to implement paragraphs (a), (b) and (c) hereof.
                               (d)      Nothing  herein shall be deemed to affect the right of the Trust and/or any indemnitee to acquire and pay for any insurance  covering any or all  indemnitees  to the extent  permitted by applicable law or to affect any other  indemnification  rights to which any  indemnitee  may be  entitled  to the extent  permitted  by applicable law. Such rights to  indemnification  shall not, except as otherwise  provided by law, be deemed exclusive of any other rights to which such indemnitee may be entitled under any statute, By-Law, contract or otherwise.
                               (e)      In case any Shareholder or former  Shareholder  shall be held to be personally  liable solely by reason of his being or having  been a  Shareholder  and not  because of his acts or  omissions  or for some other  reason,  the  Shareholder  or former  Shareholder  (or his heirs,  executors,  administrators  or other  legal representatives  or in the case of a corporation or other entity,  its corporate or other general successor) shall be entitled out of the Trust estate to be held harmless from and  indemnified  against all loss and expense arising from such  liability.  The Trust  shall,  upon  request  by the  Shareholder,  assume  the  defense of any such claim made against any Shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

         SECTION 4.9  Removal,  Resignation  and  Retirement.  The Board of Trustees,  by the vote of a majority of the entire
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Board,  may increase the number of Trustees to a number not exceeding  fifteen,  and may elect  Trustees to fill the vacancies occurring for any reason,  including  vacancies  created by any such increase in the number of Trustees  until the next annual meeting or until their  successors  are duly  elected and  qualify;  the Board of  Trustees,  by the vote of a majority of the entire  Board,  may  likewise  decrease the number of Trustees to a number not less than three but the tenure of the office of any Trustee  shall not be affected by any such  decrease.  In the event that after the proxy  material  has been printed for a meeting of  Shareholders  at which  Trustees are to be elected and any one or more nominees  named in such proxy material dies or become  incapacitated,  the authorized  number of Trustees shall be  automatically  reduced by the number of such nominees, unless the Board of Trustees  prior to the meeting  shall  otherwise  determine.  A Trustee at any time may be removed  either with or without cause by resolution  duly adopted by the  affirmative  votes of the holders of the majority of the outstanding
Shares of the Trust,  present in person or by proxy at any meeting of Shareholders  at which such vote may be taken,  provided that a quorum is present.  Any Trustee at any time may be removed for cause by  resolution  duly adopted at any meeting of the
Board of Trustees  provided  that notice  thereof is  contained  in the notice of such  meeting  and that such  resolution  is adopted by the vote of at least two thirds of the Trustees  whose removal is not proposed.  As used herein,  "for cause" shall mean any cause which under Massachusetts law would permit the removal of a Trustee of a business trust.

         Any Trustee may resign or retire as Trustee by written  instrument  signed by him and delivered to the other Trustees or to any officer of the Trust,  and such  resignation  or retirement  shall take effect upon such delivery or upon such later date as is  specified  in such  instrument  and shall be  effective  as to the Trust and each  Series of the Trust  hereunder.
Notwithstanding  the  foregoing,  any and all Trustees,  other than an Independent  Trustee who was a Trustee  (whether or not
Independent) on the date of the adoption of the Trust's  Retirement Plan for  Non-Interested  Trustees or Directors,  shall be subject to the provisions  with respect to mandatory  retirement set forth in the Retirement  Plan, as the same may be amended from time to time.

                                                          ARTICLE V

                                                          Committees
                                                          ----------

         SECTION 5.1.          Executive  and Other  Committees.  The  Trustees,  by  resolution  adopted by a majority of the
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Trustees,  may designate an Executive  Committee and/or other committees,  each committee to consist of two (2) or more of the
Trustees of the Trust and may delegate to such committees,  in the intervals  between meetings of the Trustees,  any or all of the powers of the Trustees in the  management  of the  business and affairs of the Trust.  In the absence of any member of any such committee,  the members thereof  present at any meeting,  whether or not they constitute a quorum,  may appoint a Trustee to act in place of such absent member.  Each such committee shall keep a record of its proceedings.

         The Executive  Committee and any other committee  shall fix its own rules or procedure,  but the presence of at least fifty  percent  (50%) of the members of the whole  committee  shall in each case be  necessary  to  constitute a quorum of the committee and the affirmative  vote of the majority of the members of the committee  present at the meeting shall be necessary to take action.

         All actions of the Executive  Committee  shall be reported to the Trustees at the meeting  thereof next succeeding to the taking of such action.

         SECTION 5.2.          Advisory  Committee.  The Trustees may appoint an advisory committee which shall be composed of
                               -------------------
persons  who do not serve the Trust in any other  capacity  and which  shall  have  advisory  functions  with  respect  to the investments  of the  Trust  but  which  shall  have no power to  determine  that any  security  or other  investment  shall be purchased,  sold or otherwise  disposed of by the Trust. The number of persons  constituting any such advisory committee shall be determined  from time to time by the  Trustees.  The members of any such advisory  committee may receive  compensation  for their  services  and may be allowed such fees and  expenses  for the  attendance  at meetings as the Trustees may from time to time determine to be appropriate.

         SECTION 5.3.          Committee  Action  Without  Meeting.  The  provisions  of these  By-Laws  covering  notices and
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meetings to the contrary  notwithstanding,  and except as required by law, any action required or permitted to be taken at any meeting of any  Committee of the Trustees  appointed  pursuant to Section 5.1 of these  By-Laws may be taken without a meeting if a consent in writing  setting  forth the action shall be signed by all members of the  Committee  entitled to vote upon the action and such written consent is filed with the records of the proceedings of the Committee.

                                                          ARTICLE VI

                                                           Officers
                                                           --------

         SECTION 6.1.          Executive Officers.  The executive officers of the Trust shall be a Chairman, a President,  one
                               ------------------
or more Vice  Presidents,  a Secretary  and a Treasurer.  The Chairman  shall be selected  from among the Trustees but none of the other executive officers need be a Trustee.  Two or more officers,  except those of President and any Vice President,  may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity.

         The executive  officers of the Trust shall be elected annually by the Trustees and each executive  officer so elected shall hold office until his successor is elected and has qualified.

         SECTION 6.2.          Other Officers and Agents.  The Trustees may also elect one or more Assistant Vice  Presidents,
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Assistant  Secretaries  and Assistant  Treasurers and may elect,  or may delegate to the President the power to appoint,  such other officers and agents as the Trustees shall at any time or from time to time deem advisable.

         SECTION 6.3.          Term and  Removal  and  Vacancies.  Each  officer  of the Trust  shall  hold  office  until his
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successor is elected and has qualified.  Any officer or agent of the Trust may be removed by the Trustees  whenever,  in their judgment,  the best  interests  of the Trust  will be served  thereby,  but such  removal  shall be without  prejudice  to the contractual rights, if any, of the person so removed.

         SECTION 6.4.          Compensation of Officers.  The  compensation of officers and agents of the Trust shall be fixed
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by the  Trustees,  or by the  President  to the extent  provided by the  Trustees  with  respect to officers  appointed by the
President.

         SECTION 6.5.          Power and Duties.  All officers and agents of the Trust,  as between  themselves and the Trust,
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shall have such  authority  and perform such duties in the  management of the Trust as may be provided in or pursuant to these
By-Laws, or to the extent not so provided, as may be prescribed by the Trustees;  provided,  that no rights of any third party shall be affected or impaired by any such By-Law or resolution of the Trustees unless he has knowledge thereof.

         SECTION 6.6.          The  Chairman.  The  Chairman  shall  preside at all  meetings of the  Shareholders  and of the
                               -------------
Trustees, and he shall perform such other duties as the Trustees may from time to time prescribe.

         SECTION 6.7.          The President.  The President shall be the chief executive  officer of the Trust; he shall have
                               -------------
general and active  management  of the business of the Trust,  shall see that all orders and  resolutions  of the Trustees are carried into effect,  and, in connection  therewith,  shall be authorized to delegate to one or more Vice  Presidents  such of his powers and duties at such times and in such manner as he may deem advisable.

         SECTION 6.8.          The Vice  Presidents.  The Vice President shall be of such number and shall have such titles as
                               --------------------
may be determined from time to time by the Trustees.  The Vice  President,  or, if there be more than one, the Vice Presidents in the order of their  seniority  as may be  determined  from time to time by the  Trustees or the  President,  shall,  in the absence or  disability of the  President,  exercise the powers and perform the duties of the  President,  and he or they shall perform such other duties as the Trustees or the President may from time to time prescribe.

         SECTION 6.9.          The Assistant Vice  Presidents.  The Assistant Vice  President,  or, if there be more than one,
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the  Assistant  Vice  Presidents,  shall perform such duties and have such powers as may be assigned them from time to time by the Trustees or the President.

         SECTION 6.10.         The  Secretary.  The  Secretary  shall  attend all meetings of the Trustees and all meetings of
                               --------------
the  Shareholders  and record all the proceedings of the meetings of the Shareholders and of the Trustees in a book to be kept for that  purpose,  and shall perform like duties for the standing  committees  when  required.  He shall give, or cause to be given,  notice of all meetings of the Shareholders  and special meetings of the Trustees,  and shall perform such other duties and have such powers as the Trustees,  or the President,  may from time to time  prescribe.  He shall keep in safe custody the seal of the Trust and affix or cause the same to be affixed to any  instrument  requiring it, and,  when so affixed,  it shall be attested by his signature or by the signature of an Assistant Secretary.

         SECTION 6.11.         The  Assistant  Secretaries.  The  Assistant  Secretary,  or, if there be more  than  one,  the
                               ---------------------------
Assistant  Secretaries in the order  determined by the Trustees or the President,  shall,  in the absence or disability of the
Secretary,  perform the duties and  exercise  the powers of the  Secretary  and shall  perform such duties and have such other powers as the Trustees or the President may from time to time prescribe.

         SECTION 6.12.         The  Treasurer.  The  Treasurer  shall be the chief  financial  officer of the Trust.  He shall
                               --------------
keep or cause to be kept full and accurate  accounts of receipts and  disbursements  in books  belonging to the Trust,  and he shall render to the Trustees and the President,  whenever any of them require it, an account of his  transactions as Treasurer and of the financial  condition of the Trust;  and he shall perform such other duties as the Trustees,  or the President,  may from time to time prescribe.

         SECTION 6.13.         The Assistant  Treasurers.  The Assistant  Treasurer,  or, if there shall be more than one, the
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Assistant  Treasurers in the order  determined by the Trustees or the  President,  shall,  in the absence or disability of the
Treasurer,  perform the duties and  exercise  the powers of the  Treasurer  and shall  perform such other duties and have such other powers as the Trustees, or the President, may from time to time prescribe.

         SECTION 6.14.         Delegation  of Duties.  Whenever an officer is absent or  disabled,  or whenever for any reason
                               ---------------------
the  Trustees  may deem it  desirable,  the Trustees may delegate the powers and duties of an officer or officers to any other officer or officers or to any Trustee or Trustees.

                                                         ARTICLE VII

                                                 Dividends and Distributions
                                                 ---------------------------

         Subject to any applicable  provisions of law and the Declaration,  dividends and distributions upon the Shares may be declared at such intervals as the Trustees may determine,  in cash, in securities or other  property,  or in Shares,  from any sources permitted by law, all as the Trustees shall from time to time determine.

         Inasmuch as the  computation  of net income and net  profits  from the sale of  securities  or other  properties  for federal  income tax  purposes  may vary from the  computation  thereof on the records of the Trust,  the  Trustees  shall have power,  in their  discretion,  to distribute  as income  dividends and as capital gain  distributions,  respectively,  amounts sufficient to enable the Trust to avoid or reduce liability for federal income taxes.

                                                         ARTICLE VIII

                                                    Certificates of Shares
                                                    ----------------------

         SECTION 8.1.          Certificates  of  Shares.  Certificates  for  Shares of the Trust  shall be in such form and of
                               ------------------------
such design as the  Trustees  shall  approve,  subject to the right of the Trustees to change such form and design at any time or from time to time, and shall be entered in the records of the Trust as they are issued.  Each such  certificate  shall bear a  distinguishing  number;  shall exhibit the holder's name and certify the number of full Shares owned by such holder;  shall be signed by or in the name of the Trust by the  President,  or a Vice  President,  and  countersigned  by the Secretary or an
Assistant  Secretary or the  Treasurer  and an  Assistant  Treasurer  of the Trust;  shall be sealed with the seal;  and shall contain such recitals as may be required by law. Where any  certificate  is signed by a Transfer Agent or by a Registrar,  the signature of such officers and the seal may be  facsimile,  printed or engraved.  The Trust may, at its option,  determine not to issue a certificate or certificates to evidence Shares owned of record by any Shareholder.

         In case any officer or officers who shall have signed,  or whose facsimile  signature or signatures  shall appear on, any such  certificate  or  certificates  shall cease to be such  officer or officers of the Trust,  whether  because of death, resignation or otherwise,  before such  certificate or certificates  shall have been delivered by the Trust,  such certificate or certificates shall,  nevertheless,  be adopted by the Trust and be issued and delivered as though the person or persons who signed such  certificate or certificates or whose facsimile  signature or signatures shall appear therein had not ceased to be such officer or officers of the Trust.
         No certificate shall be issued for any share until such share is fully paid.

         SECTION 8.2           Transfer  of  Shares.  Shares  shall be  transferable  on the books of the Trust by the  holder
                               --------------------
thereof  in  person  or by his  duly  authorized  attorney  or  legal  representative,  upon  surrender  and  cancellation  of certificates,  if any, for the same number of Shares,  duly endorsed or  accompanied  by proper  instruments of assignment and transfer,  with such proof of the  authenticity  of the  signature as the Trust or its agent may  reasonably  require;  in the case of shares not represented by certificates, the same or similar requirements may be imposed by the Board of Trustees.
         SECTION 8.3           Share  Ledgers.  The  share  ledgers  of the  Trust,  containing  the name and  address  of the
                               --------------
Shareholders of the Trust and the number of shares held by them  respectively,  shall be kept at the principal  offices of the
Trust or, if the Trust employs a transfer agent, at the offices of the transfer agent of the Trust.

         SECTION 8.4.          Lost, Stolen,  Destroyed and Mutilated Certificates.  The Trustees may direct a new certificate
                               ---------------------------------------------------
or  certificates  to be issued in place of any  certificate or  certificates  theretofore  issued by the Trust alleged to have been lost, stolen or destroyed,  upon satisfactory  proof of such loss, theft, or destruction;  and the Trustees may, in their discretion,  require the owner of the lost,  stolen or  destroyed  certificate,  or his legal  representative,  to give to the
Trust and to such  Registrar,  Transfer Agent and/or  Transfer Clerk as may be authorized or required to countersign  such new certificate  or  certificates,  a bond in such sum and of such type as they may direct,  and with such surety or sureties,  as they may direct,  as indemnity  against any claim that may be against them or any of them on account of or in connection  with the alleged loss, theft or destruction of any such certificate.

                                                          ARTICLE IX

                                                       Waiver of Notice
                                                       ----------------

         Whenever any notice of the time,  place or purpose of any meeting of Shareholders,  Trustees,  or of any committee is required to be given in accordance with law or under the provisions of the  Declaration or these By-Laws,  a waiver thereof in writing,  signed by the person or persons  entitled to such notice and filed with the records of the meeting,  whether  before or after the holding  thereof,  or actual  attendance at the meeting of Shareholders,  Trustees or committee,  as the case may be, in person, shall be deemed equivalent to the giving of such notice to such person.

                                                          ARTICLE X

                                                        Miscellaneous
                                                        -------------

         SECTION 10.1.         Location  of Books and  Records.  The books and  records of the Trust may be kept  outside  the
                               -------------------------------
Commonwealth of  Massachusetts  at such place or places as the Trustees may from time to time  determine,  except as otherwise required by law.

         SECTION 10.2.         Record  Date.  The  Trustees  may fix in advance a date as the record  date for the  purpose of
                               ------------
determining  Shareholders  entitled  to notice of, or to vote at, any meeting of  Shareholders,  or  Shareholders  entitled to receive payment of any dividend or the allotment of any rights,  or in order to make a determination  of Shareholders  for any other  proper  purpose.  Such  date,  in any case,  shall be not more  than  ninety  (90)  days,  and in case of a meeting  of
Shareholders  not less than ten (10) days,  prior to the date on which  particular  action  requiring  such  determination  of
Shareholders  is to be taken.  In lieu of fixing a record date the  Trustees  may  provide  that the  transfer  books shall be closed  for a stated  period but not to exceed,  in any case,  twenty  (20)  days.  If the  transfer  books are closed for the purpose of  determining  Shareholders  entitled to notice of a vote at a meeting of  Shareholders,  such books shall be closed for at least ten (10) days immediately preceding such meeting.
         SECTION 10.3.         Seal.  The  Trustees  shall  adopt a seal,  which  shall be in such  form and  shall  have such
                               ----
inscription  thereon as the  Trustees  may from time to time  provide.  The seal of the Trust may be affixed to any  document, and the seal and its attestation may be  lithographed,  engraved or otherwise  printed on any document with the same force and effect  as if it had been  imprinted  and  attested  manually  in the same  manner  and with the same  effect  as if done by a
Massachusetts business corporation under Massachusetts law.

         SECTION 10.4.         Fiscal  Year.  The  fiscal  year of the Trust  shall end on such  date as the  Trustees  may by
                               ------------
resolution  specify,  and the Trustees may by resolution change such date for future fiscal years at any time and from time to time.

         SECTION 10.5.         Orders  for  Payment  of Money.  All  orders or  instructions  for the  payment of money of the
                               ------------------------------
Trust,  and all notes or other evidences of indebtedness  issued in the name of the Trust,  shall be signed by such officer or officers  or such other  person or persons as the  Trustees  may from time to time  designate,  or as may be  specified  in or pursuant to the agreement  between the Trust and the bank or trust company  appointed as Custodian of the securities and funds of the Trust.

                                                          ARTICLE XI

                                             Compliance with Federal Regulations
                                             -----------------------------------

         The Trustees are hereby  empowered to take such action as they may deem to be necessary,  desirable or appropriate so that the Trust is or shall be in compliance  with any federal or state statute,  rule or regulation  with which  compliance by the Trust is required.

                                                         ARTICLE XII

                                                          Amendments
                                                          ----------

         These By-Laws may be amended,  altered,  or repealed,  or new By-Laws may be adopted,  (a) by a Majority  Shareholder
Vote, or (b) by the Trustees;  provided,  however, that no By-Law may be amended,  adopted or repealed by the Trustees if such amendment,  adoption or repeal requires, pursuant to law, the Declaration,  or these By-Laws, a vote of the Shareholders.  The
Trustees shall in no event adopt By-Laws which are in conflict with the Declaration,  and any apparent  inconsistency shall be construed in favor of the related provisions in the Declaration.

                                                         ARTICLE XIII

                                                     Declaration of Trust
                                                     --------------------

              The Declaration of Trust establishing  Oppenheimer  Special Government Trust, dated February 22, 1988, a copy of which is on file in the office of the Secretary of the  Commonwealth  of  Massachusetts,  provides  that the name  Oppenheimer
Premium  Government  Fund refers to the Trustees under the  Declaration  collectively  as Trustees,  but not as individuals or personally;  and no Trustee,  Shareholder,  officer,  employee or agent of the Trust shall be held to any personal  liability, nor  shall  resort  be had to their  private  property  for the  satisfaction  of any  obligation  or claim or  otherwise,  in connection with the affairs of said Trust, but the Trust Estate only shall be liable.

Orgzn\680ByL-698.doc